UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2015

MEDBOX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Wilshire Blvd. Ste. 1500

Los Angeles, CA 90017

(Address of principal executive offices) (zip code)

(800)-762-1452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment of Securities Purchase Agreement

On December 9, 2015, Medbox, Inc. (the “Company”) entered into a Second Amendment to Securities Purchase Agreement (the “Amendment”) with Redwood Management, LLC (the “Investor”), amending in certain respects that certain Securities Purchase Agreement dated August 14, 2015 and amended September 4, 2015 among the Company and the Investor (the “Purchase Agreement”).

Under the Purchase Agreement, the Company agreed to sell, and the Investor agreed to purchase, convertible debentures (the “Debentures”) in the aggregate principal amount of up to $3,978,880.

$1,250,000 of such amount was scheduled to be purchased on the date that is 3 business days after the effective date of the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 16, 2015 and declared effective on December 15, 2015 (the “Effective Date”); and $750,000 was to be purchased on the date that is 7 business days after the Effective Date (collectively, the “Effective Date Debentures”).

The parties agreed and the August 14 Investor purchased $100,000 of the Effective Date Debentures on October 14, 2015, $150,000 of the Effective Date Debentures on November 13, 2015 and $450,000 of the Effective Date Debentures on November 20, 2015.

On December 9, 2015 the parties entered into a Second Amendment to Securities Purchase Agreement pursuant to which the balance of the Effective Date Debentures would be purchased as follows: $300,000 of the debentures will be purchased on December 11, 2015, $105,263 of the debentures will be purchased on December 17, 2015, $631,579 of the debentures will be purchased on January 4, 2016 and $263,158 of the debentures will be purchased on January 8, 2016.

Other than as reflected in the Amendment, the terms of the Purchase Agreement remained unchanged.

Any issuances of securities to the Investor described above were made by the Company in reliance upon the exemption from registration under Section 3(a)(9) and 4(a)(2) of the Securities Act of 1933, for securities exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange and for transactions not involving a public offering.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided under Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Second Amendment to Securities Purchase Agreement, dated December 9, 2015, among the Company and the Investor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDBOX, INC.

Dated: December 18, 2015	By:	/s/ C. Douglas Mitchell
Name: C. Douglas Mitchell
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Securities Purchase Agreement, dated December 9, 2015, among the Company and the Investor.